Shareholder Services

June 19, 2012

URGENT - YOUR RESPONSE IS NEEDED

PLEASE CALL 1-800-813-9373

“Address 1”

“Address 2”

“Address 3”

“Address 4”

“Address 5”

“Address 6”

“Address 7”

Re: Rydex Series Funds Alternative Strategies Allocation Fund

Dear Shareholder,

We have been trying to contact you regarding a very important matter pertaining to your investment in the Alternative Strategies Allocation Fund.

Unfortunately, we cannot simply speak with your financial advisor. It is imperative that we hear from you on this matter. Please call 1-800-813-9373 Ext. 7447 (toll free) between 9:00 a.m. and 10:00 p.m. (ET) Monday through Friday or Saturday and Sunday between 12:00 p.m. and 6 p.m. We do not require you to provide any account information when calling, and the call will only take a few minutes of your time.

Your prompt response is greatly appreciated. If you have already responded, thank you for your time.

Sincerely,

Frederick M. Bonnell

Managing Director

Shareholder Services

AST Fund Solutions, LLC, 110 Wall Street, 5th Floor New York, NY 10005

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